                                                                      EXHIBIT 24
                                 TENNECO INC.
                               POWER OF ATTORNEY

  The undersigned, in his capacity as a Director of Tenneco Inc., does hereby appoint Theodore R. Tetzlaff, M.W. Meyer and Karl A. Stewart, and each of them, severally, his true and lawful attorneys, or attorney, to execute in his name, place and stead, in his capacity as a Director of said Company, a Registration Statement on Form S-3 for the registration of an issue of not more than $900,000,000 aggregate principal amount of debentures, notes and/or other debt obligations of Tenneco Inc. and any and all amendments and post-effective amendments to said Registration Statement, and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission. Each of said attorneys shall have the power to act hereunder with or without the other of said attorneys and shall have full power and authority to do and perform, in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys and each of them.

  IN TESTIMONY WHEREOF, the undersigned has executed this instrument this 6th day of December, A.D. 1995.


                                                  /s/ Mark Andrews
                                       ________________________________________

                                 TENNECO INC.
                               POWER OF ATTORNEY

  The undersigned, in his capacity as a Director of Tenneco Inc., does hereby appoint Theodore R. Tetzlaff, M.W. Meyer and Karl A. Stewart, and each of them, severally, his true and lawful attorneys, or attorney, to execute in his name, place and stead, in his capacity as a Director of said Company, a Registration Statement on Form S-3 for the registration of an issue of not more than $900,000,000 aggregate principal amount of debentures, notes and/or other debt obligations of Tenneco Inc. and any and all amendments and post-effective amendments to said Registration Statement, and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission. Each of said attorneys shall have the power to act hereunder with or without the other of said attorneys and shall have full power and authority to do and perform, in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys and each of them.

  IN TESTIMONY WHEREOF, the undersigned has executed this instrument this 6th day of December, A.D. 1995.


                                              /s/ W.M. Blumenthal
                                       __________________________________

                                 TENNECO INC.
                               POWER OF ATTORNEY

  The undersigned, in his capacity as a Director of Tenneco Inc., does hereby appoint Theodore R. Tetzlaff, M.W. Meyer and Karl A. Stewart, and each of them, severally, his true and lawful attorneys, or attorney, to execute in his name, place and stead, in his capacity as a Director of said Company, a Registration Statement on Form S-3 for the registration of an issue of not more than $900,000,000 aggregate principal amount of debentures, notes and/or other debt obligations of Tenneco Inc. and any and all amendments and post-effective amendments to said Registration Statement, and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission. Each of said attorneys shall have the power to act hereunder with or without the other of said attorneys and shall have full power and authority to do and perform, in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys and each of them.

  IN TESTIMONY WHEREOF, the undersigned has executed this instrument this 6th day of December, A.D. 1995.


                                             /s/ M. Kathryn Eickhoff
                                       __________________________________

                                 TENNECO INC.
                               POWER OF ATTORNEY

  The undersigned, in his capacity as a Director of Tenneco Inc., does hereby appoint Theodore R. Tetzlaff, M.W. Meyer and Karl A. Stewart, and each of them, severally, his true and lawful attorneys, or attorney, to execute in his name, place and stead, in his capacity as a Director of said Company, a Registration Statement on Form S-3 for the registration of an issue of not more than $900,000,000 aggregate principal amount of debentures, notes and/or other debt obligations of Tenneco Inc. and any and all amendments and post-effective amendments to said Registration Statement, and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission. Each of said attorneys shall have the power to act hereunder with or without the other of said attorneys and shall have full power and authority to do and perform, in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys and each of them.

  IN TESTIMONY WHEREOF, the undersigned has executed this instrument this 6th day of December, A.D. 1995.


                                               /s/ Peter T. Flawn
                                       __________________________________

                                 TENNECO INC.
                               POWER OF ATTORNEY

  The undersigned, in his capacity as a Director of Tenneco Inc., does hereby appoint Theodore R. Tetzlaff, M.W. Meyer and Karl A. Stewart, and each of them, severally, his true and lawful attorneys, or attorney, to execute in his name, place and stead, in his capacity as a Director of said Company, a Registration Statement on Form S-3 for the registration of an issue of not more than $900,000,000 aggregate principal amount of debentures, notes and/or other debt obligations of Tenneco Inc. and any and all amendments and post-effective amendments to said Registration Statement, and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission. Each of said attorneys shall have the power to act hereunder with or without the other of said attorneys and shall have full power and authority to do and perform, in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys and each of them.

  IN TESTIMONY WHEREOF, the undersigned has executed this instrument this 6th day of December, A.D. 1995.


                                             /s/ Henry U. Harris, Jr.
                                       __________________________________

                                 TENNECO INC.
                               POWER OF ATTORNEY

  The undersigned, in his capacity as a Director of Tenneco Inc., does hereby appoint Theodore R. Tetzlaff, M.W. Meyer and Karl A. Stewart, and each of them, severally, his true and lawful attorneys, or attorney, to execute in his name, place and stead, in his capacity as a Director of said Company, a Registration Statement on Form S-3 for the registration of an issue of not more than $900,000,000 aggregate principal amount of debentures, notes and/or other debt obligations of Tenneco Inc. and any and all amendments and post-effective amendments to said Registration Statement, and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission. Each of said attorneys shall have the power to act hereunder with or without the other of said attorneys and shall have full power and authority to do and perform, in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys and each of them.

  IN TESTIMONY WHEREOF, the undersigned has executed this instrument this 6th day of December, A.D. 1995.


                                             /s/ Belton K. Johnson
                                       __________________________________

                                 TENNECO INC.
                               POWER OF ATTORNEY

  The undersigned, in his capacity as a Director of Tenneco Inc., does hereby appoint Theodore R. Tetzlaff, M.W. Meyer and Karl A. Stewart, and each of them, severally, his true and lawful attorneys, or attorney, to execute in his name, place and stead, in his capacity as a Director of said Company, a Registration Statement on Form S-3 for the registration of an issue of not more than $900,000,000 aggregate principal amount of debentures, notes and/or other debt obligations of Tenneco Inc. and any and all amendments and post-effective amendments to said Registration Statement, and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission. Each of said attorneys shall have the power to act hereunder with or without the other of said attorneys and shall have full power and authority to do and perform, in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys and each of them.

  IN TESTIMONY WHEREOF, the undersigned has executed this instrument this 6th day of December, A.D. 1995.


                                              /s/ Joseph J. Sisco
                                       __________________________________

                                 TENNECO INC.
                               POWER OF ATTORNEY

  The undersigned, in his capacity as a Director of Tenneco Inc., does hereby appoint Theodore R. Tetzlaff, M.W. Meyer and Karl A. Stewart, and each of them, severally, his true and lawful attorneys, or attorney, to execute in his name, place and stead, in his capacity as a Director of said Company, a Registration Statement on Form S-3 for the registration of an issue of not more than $900,000,000 aggregate principal amount of debentures, notes and/or other debt obligations of Tenneco Inc. and any and all amendments and post-effective amendments to said Registration Statement, and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission. Each of said attorneys shall have the power to act hereunder with or without the other of said attorneys and shall have full power and authority to do and perform, in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys and each of them.

  IN TESTIMONY WHEREOF, the undersigned has executed this instrument this 6th day of December, A.D. 1995.


                                              /s/ C.R. Wharton, Jr.
                                       __________________________________